Cash and Cash Equivalents	12 Months Ended
Dec. 31, 2016
Cash and Cash Equivalents
CASH AND CASH EQUIVALENTS

4. CASH AND CASH EQUIVALENTS

The Bank, as a correspondent of the Federal Reserve Bank, is required to maintain average reserve balances.  Interest-bearing deposits in financial institutions include restricted amounts of $65.1 million and $70.0 million at December 31, 2016 and December 31, 2015, respectively, as a result of this requirement.